IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND FUND NAME

WisdomTree Trust

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

(the “Fund”)

Supplement dated March 14, 2025, to the

currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”), each as supplemented

The Fund’s Board of Trustees (the “Board”) has approved changing the name of the Fund and revising the Fund’s investment objective. Effective on or about May 16, 2025 (the “Effective Date”), the name of the Fund will change from “WisdomTree Europe Hedged SmallCap Equity Fund” to “WisdomTree European Opportunities Fund”. The revised investment objective for the Fund reflects a change in the Fund’s index from the WisdomTree Europe Hedged SmallCap Equity Index to the WisdomTree European Opportunities Index. Accordingly, on the Effective Date, the Fund’s investment policy (the “80% investment policy”) will be revised to invest at least 80% of its assets in certain types of securities and the principal investment strategies will also be revised to reflect the new index as shown below.

In addition to changing the Fund’s name and investment objective, the Board also approved revising the principal investment strategies and other related changes for the Fund. Each of these changes is further described below.

I.	Revised Fund Name

On the Effective Date, the name of WisdomTree Europe Hedged SmallCap Equity Fund will change as shown below.

Current Fund Name	New Fund Name
WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree European Opportunities Fund

Accordingly, on the Effective Date, all references in the Prospectuses to “WisdomTree Europe Hedged SmallCap Equity Fund” will be replaced with “WisdomTree European Opportunities Fund”.

II.	Revised Investment Objective

On the Effective Date, under the heading “Investment Objective” in the Fund’s Fund Summary section of each Prospectus, the Fund’s investment objective will be deleted in its entirety and replaced with the investment objective set forth below.

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree European Opportunities Index (the “Index”).

III.	Revised 80% Investment Policy

On the Effective Date, the Fund’s 80% investment policy will be deleted in its entirety and replaced with the policy set forth below.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

IV.	Revised Principal Investment Strategies

On the Effective Date, the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of each Prospectus will be deleted in its entirety and replaced with the description below.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

WisdomTree, Inc. (“WisdomTree”), the Index Provider and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to companies in the European markets focused on both value stocks and companies primarily benefitting from geopolitical and global policy shifts. The Index generally consists of two categories of companies. Approximately two-thirds of the Index will be allocated to securities of European companies that provide a high “total shareholder yield,” evidenced by return of capital to shareholders through either dividend distributions or the repurchase of shares (“buybacks”), and favorable quality characteristics that demonstrate a company’s profitability, such as strong returns on equity (ROE) and/or returns on assets (ROA). The remaining one-third of the Index will be allocated to equity securities of companies that have exposures to thematic opportunities from developments in the geopolitical space, technology trends, and macro-economic conditions. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Opportunities Index Committee (the “Index Committee”).

To be eligible for inclusion in the Index, a company must meet the following key criteria as of the quarterly Index screening date: (i) have a median daily dollar trading volume of at least $100,000 for each of the preceding three months; (ii) trade at least 250,000 shares per month for each of the preceding six months; and (iii) conduct its Primary Business Activities and list its shares on a securities exchange operating in one or more of the following countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, or United Kingdom (collectively, “Europe”). The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources. Companies with a market capitalization in the bottom 15% of the universe of eligible companies are excluded from the Index.

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The securities of eligible companies are then categorized into and selected for inclusion in the two categories of companies described above. Companies that rank in the top 30% of the eligible universe in shareholder yield and rank in the top 50% of changes in the number of shares outstanding are eligible for inclusion.

For companies not selected based on total shareholder yield, the Index Committee will consider several additional factors to determine their inclusion in the Index, including revenues generated from “non-Allied countries”, management commentary related to geopolitics, and other qualitative and quantitative factors. Generally, non-Allied countries are countries that do not belong to the North Atlantic Treaty Organization (“NATO”) and are not Major Non-NATO Allies, and do not include Mexico and India. These companies will be assigned to the categories described below. The list below also sets forth the expected allocation to each category under typical circumstances.

1) Geopolitical events (25-50% allocation) – Companies positioned to benefit from geopolitical considerations including, but not limited to, supply chain changes, tax policies, defense spending and alliances, or trade and tariff policies;

2) Fiscal and monetary policy shifts (5-25% allocation)– Companies better positioned for the raising and lowering of interest rates by central banks, different fiscal spending programs, and currency and policy interventions;

3) Innovations in technology (5-25% allocation) – Companies across a range of sectors including, but not limited to, the Technology and Energy Sectors that are participating in innovative solutions (i.e., new, creative, or different (i.e., “innovative”) technologically-enabled products or services that could change an industry landscape); and

4) Consumer preferences (5-15% allocation) – Companies positioned to benefit from changes in global consumer habits.

Typically, the Index will be composed of 75 to 125 constituents. The constituents in the Index will be weighted according to shareholder yield, liquidity, and market capitalization. The Index generally will be reconstituted on a quarterly basis.

The Fund invests in securities denominated in different foreign currencies. The Index Committee seeks to manage the Fund’s currency risk by dynamically hedging currency fluctuations in the relative value of the applicable foreign currencies against the U.S. dollar, ranging from a 0% to 100% hedge. The Index Committee will determine if a currency hedge will be implemented based on the signals described below.

1) Momentum: The one-month average of the currency’s spot price versus the U.S. dollar is weaker than that of the three-month average (i.e., the targeted currency is depreciating).

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2) Interest Rate Differentials: The difference in interest rates, as implied in one-month foreign exchange forwards, between each currency and the U.S. dollar.

3) Geopolitical Events and Fiscal & Monetary Policy Shifts: Geopolitical considerations including, but not limited to, supply chain changes, tax policies, defense spending and alliances, trade and tariff policies, central bank-mandated changes in interest rates, different fiscal spending programs, and currency and policy interventions.

4) Time-series momentum: Overall broad trends in the U.S. dollar.

WisdomTree currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Index’s exposure to a sector or industry. A GICS sector typically is composed of multiple industries. Because the Fund seeks to track the Index, it is expected to have the same sector and industry exposure as the Index. While the Index’s and the Fund’s sector exposure may vary from time to time, as of May 16, 2025, the Index, and therefore the Fund, had significant exposure (e.g., approximately 15% or more of the Index’s total weight) to the Industrials and Financials Sectors.

To the extent the Index’s constituents are concentrated (i.e., holds more than 25% of constituents) in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments in such industry or group of industries to approximately the same extent as the Index.

As of May 16, 2025, the equity securities of companies that conduct their Primary Business Activities in Europe, particularly France, Germany, and the United Kingdom, comprised a significant portion (e.g., approximately 15% or more of the Index’s total weight) of the Index, although the Index’s geographic exposure may change from time to time. As a result, the Fund can be expected to also have significant exposure to these countries and/or regions.

V.	Revised Principal Risks

On the Effective Date, under the heading “Principal Risks of Investing in the Fund” in the Fund’s Fund Summary section of each Prospectus, the description of “Geographic Concentration in Europe Risk” will be deleted in its entirety and replaced with the description below.

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▪	Geographic Concentration in Europe Risk. Because the Fund invests primarily in the securities of companies in Europe, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Many countries within Europe are closely connected and their economies and markets largely interdependent. As such, economic and political events in one European country, including monetary exchange rates between European countries and armed conflicts among two or more European countries, may have adverse effects across Europe. European countries that are members of the European Union (“EU”) and the European Economic and Monetary Union (“EMU”) are subject to certain economic and monetary policies and controls and the risks associated with such coordinated economic and fiscal policies. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in governmental or EU trade regulations could each have a significant impact on the economies of some or all European countries. The European economy is also subject to the ongoing risks associated with the United Kingdom’s decision to withdraw from the EU and the stability of the remaining EU membership. In addition, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the EU, the United Kingdom, and other countries, are impossible to predict, but these events could have a significant adverse impact on Europe’s overall economy and may adversely affect the Fund’s performance even in the absence of direct exposure to Russian securities. The manifestation of any of these risks could have a negative effect on the Fund’s investments in Europe. The Fund currently invests a significant portion of its assets in companies organized in France, Germany, and the United Kingdom, although this may change from time to time.

Investments in France

France’s economy is dependent on its agricultural exports and fluctuations in the demand for agricultural products may have negative impacts on France’s economy. The United Kingdom’s exit from the European Union may adversely impact France’s economy due to decreased demand for French exports in the United Kingdom. France has experienced several terrorist attacks over the past several years, creating a climate of insecurity that has been detrimental to tourism.

Investments in Germany

Germany’s economy is closely connected to the economies of other members of the EU and EMU and adverse economic conditions effecting one member may have effects across Europe. Additionally, EU or EMU policies and restrictions may have significant impacts on Germany’s economy. These and other factors, including the potential consequences of sanctions related to Russia’s invasion of Ukraine and the withdrawal of the United Kingdom from the EU, could have a negative impact on the Fund’s performance.

Investments in the United Kingdom

Investments in the United Kingdom (“U.K.”) are subject to risks associated with the U.K.’s economy and uncertainties surrounding the U.K.’s exit from the EU single market and customs union (“Brexit”). The U.K.’s economic growth, as well as the strength of its currency, the British pound, may be affected by changes in the economic health of its primary trade partners across Europe and the United States. The U.K.'s economy is also heavily dependent on the export of financial services and may be impacted by a slowdown in the financial services sector.

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On the Effective Date, under the heading “Principal Risks of Investing in the Fund” in the Fund’s Fund Summary section of each Prospectus, the “Large Capitalization Investing Risk” and “Mid-Capitalization Investing Risk” descriptions below will be added as principal risks of investing in the Fund.

▪	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller-capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

▪	Mid-Capitalization Investing Risk. The Fund may invest a relatively large percentage of its assets in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because medium capitalization companies are more mature and are subject to slower growth during economic expansion.

In addition, on the Effective Date, under the heading “Additional Information About the Funds – Additional Principal Risks Information About the Funds”, in the Fund’s Statutory Prospectus, the “Geographic Concentration Risk” description below will be added as a principal risk of investing in the Fund.

Geographic Concentration Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent that a fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. The Fund will concentrate its investments in Europe.

Investments in Europe

Many countries within Europe are closely connected and their economies and markets largely interdependent. As such, economic and political events in one European country, including monetary exchange rates between European countries and armed conflicts among two or more European countries, may have adverse effects across Europe. European countries that are members of the European Union (“EU”) and the European Economic and Monetary Union (“EMU”) are subject to certain economic and monetary policies and controls and the risks associated with such coordinated economic and fiscal policies. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) substantial changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) significant changes in the supply and demand for European imports or exports, and (vi) high unemployment rates.

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Effective January 1, 2021, the United Kingdom left the EU single market and customs union (“Brexit”) under the terms of a new trade agreement. The trade agreement governs the relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit may also impact markets of the United Kingdom and the EU, as well as global markets, should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally. Any or all of these consequences could potentially have an adverse effect on the value of the Fund’s investments.

In addition, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the EU, the United Kingdom, and other countries, including counter sanctions and other retaliatory actions levied by Russia, are impossible to predict, but these events could have a significant adverse impact on Europe’s overall economy. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect the Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Investments in France

France, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. A reduction in spending on French products and services or changes in any of the economies may cause economic adversity in France. France also depends on the strength of its agricultural exports and, thus, is vulnerable to fluctuations in demand for agricultural products. In addition, France has been subject to acts of terrorism, which has created a climate of insecurity that has been detrimental to tourism and may lead to further adverse economic consequences. These and other factors, including the potential consequences of sanctions related to Russia’s invasion of Ukraine and the withdrawal of the United Kingdom from the EU, as described under “Investments in Europe,” could have a negative impact on the Fund’s performance.

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Investments in Germany

Germany is a member of the EMU. EMU member countries share coordinated economic policies and a common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. In addition, challenges related to the rebuilding of infrastructure and unemployment in the former area of East Germany may also impact the economy of Germany. These and other factors, including the potential consequences of sanctions related to Russia’s invasion of Ukraine and the withdrawal of the United Kingdom from the EU as described under “Investments in Europe,” could have a negative impact on the Fund’s performance.

Investments in the United Kingdom

The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries and the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financials sector may have an adverse impact on the United Kingdom’s economy. The United Kingdom formally exited from the EU on January 31, 2020. For more information about “Brexit” and the associated risks, see the above description of “Investments in Europe.” These and other factors, including the potential consequences of sanctions related to Russia’s invasion of Ukraine, could have a negative impact on a Fund’s performance.

VI.	Revised Additional Information About the Fund

On the Effective Date, under the headings “Additional Information About the Funds – Additional Information About the Funds’ Investment Strategies – Indexes.” the paragraphs below will be added following the second full paragraph.

The WisdomTree European Opportunities Index. The constituents of the Index are weighted according to shareholder yield, liquidity, and market capitalization considerations. The Index generally will be reconstituted on a quarterly basis. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in the Index. American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, limited partnerships, royalty trusts, passive foreign investment companies, preferred stocks, closed-end funds, ETFs, and derivative securities such as warrants and rights are not eligible for inclusion in the Index. The Index is expected to typically consist of 75 to 125 constituents.

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The Index Committee is primarily responsible for implementing and maintaining the Index in accordance with its rules-based methodology. The Index Committee, which considers both qualitative and quantitative characteristics of eligible companies when selecting the constituents of the Index, may exercise discretion in its implementation of the Index methodology from time to time and under certain circumstances. The Index Committee may determine to rebalance and/or reconstitute the Index more frequently in response to volatility in the market, shifts in exposure away from certain sectors, geopolitical events (such as kinetic conflicts, cyber-attacks, and tariffs) or other similar circumstances.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-EUSC-0325

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IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

WisdomTree Trust

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

(the “Fund”)

Supplement dated March 14, 2025 to the

currently effective Statement of Additional Information (the “SAI”), as supplemented

The Fund’s Board of Trustees (the “Board”) has approved changing the name of the Fund and revising the Fund’s investment objective. Effective on or about May 16, 2025 (the “Effective Date”), the Fund’s name, investment objective, and principal investment strategies, including the Fund’s investment policy to invest at least 80% of its assets in certain types of securities (the “80% investment policy”), will be revised to reflect the Fund’s new index, the WisdomTree European Opportunities Index (the “Index”). Accordingly, on the Effective Date, the Fund’s SAI is revised to reflect these changes as described below.

A. New Fund Name

On the Effective Date, all references in the SAI to “WisdomTree Europe Hedged SmallCap Equity Fund” will be deleted and replaced with the Fund’s new name, “WisdomTree European Opportunities Fund”.

B. New 80% Investment Policy

On the Effective Date, the paragraph below will be added under the headings “INVESTMENT LIMITATIONS – Non-Fundamental Policies”.

The European Opportunities Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

C. New Index Description

In addition, on the Effective Date, the paragraph below will be added under the headings “INDEX DESCRIPTIONS – Constituent Selection Criteria”.

WisdomTree European Opportunities Index: The European Opportunities Index is overseen by the WisdomTree Opportunities Index Committee (the “Opportunities Index Committee”), a standing index committee of WisdomTree. The Opportunities Index Committee is responsible for making broad decisions with respect to the implementation, ongoing management, operation, and administration of the Index. The primary function of the Opportunities Index Committee is to seek to ensure the Index methodology is implemented correctly. In such role, the Opportunities Index Committee selects all constituents meeting the eligibility criteria described herein in its discretion. In addition, any changes to or deviations from this methodology are intended to enable the Index to continue to achieve its objective and will be made in the sole judgment and discretion of the Opportunities Index Committee. Common stocks, REITs, tracking stocks, and holding companies are eligible for inclusion in the European Opportunities Index. ADRs, GDRs, and EDRs, limited partnerships, royalty trusts, passive foreign investment companies, preferred stocks, closed-end funds, exchange-traded funds, and derivative securities such as warrants and rights are not eligible.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-EUSC-0325